Exhibit 10.2

EXECUTION

Arconic Inc.
390 Park Avenue
New York, New York 10022

December 19, 2017

Elliott Associates, L.P.
Elliott International, L.P.
40 West 57th Street
New York, New York 10019
Facsimile No: (212) 478-2401

Attention:	Dave Miller Austin Camporin

Re: Registration Rights

Ladies and Gentlemen:

Reference is hereby made to the Settlement Agreement (the “Settlement Agreement”), dated as of May 22, 2017, by and among Arconic Inc., a Pennsylvania corporation (the “Company”), Elliott Associates, L.P., a Delaware limited partnership (“Elliott Associates”), Elliott International, L.P., a Cayman Islands limited partnership (“Elliott International”), and Elliott International Capital Advisors Inc., a Delaware corporation (“EICA” and collectively with Elliott Associates and Elliott International, “Elliott”; each of Elliott Associates, Elliott International and EICA is an “Elliott Party”). Each of the Company and the Elliott Parties is referred to herein as a “Party” and, collectively, as the “Parties.” Certain capitalized terms used in this letter agreement are defined in paragraph 9 hereof.

In accordance with paragraph 12 of the Settlement Agreement, the Parties hereby agree as follows:

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1.             Registration Statement. (a) Subject to paragraph 4 of this letter agreement, and provided that the Company is eligible to register the resale of Eligible Securities on Form S-3, the Company shall, as promptly as reasonably practicable (but in no event later than February 2, 2018), use reasonable best efforts to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-3 (or any successor form or other appropriate form under the Securities Act) for an offering to be made on a continuous or delayed basis pursuant to Rule 415 under the Securities Act, covering the resale of all of the Eligible Securities (the “Shelf Registration Statement”) and no other securities. The Shelf Registration Statement shall be in a form permitting registration of such Eligible Securities for resale by the Elliott Parties in the manner or manners designated by them (but excluding underwritten offerings or similar transactions). The Company shall (subject to the limitations on registration obligations of the Company set forth herein) use its commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing of the Shelf Registration Statement, or automatically if the Company is eligible to file an automatically effective shelf registration statement, and (subject to the limitations on registration obligations of the Company set forth herein and except at any time that the Company is not eligible to register the resale of Eligible Securities on Form S-3) to keep the Shelf Registration Statement continuously effective under the Securities Act until the date that is the earliest of (i) the first date when all Eligible Securities covered by the Shelf Registration Statement have been sold, (ii) the first date on which there are no longer any Eligible Securities and (iii) the End Date. In addition, if at any time prior to such earliest date referred to in the preceding sentence, the Company is not eligible to register the resale of Eligible Securities on Form S-3, then the Elliott Parties shall have the right to request that the Company file with the SEC a registration statement (a “Demand Registration Statement” and, together with the Shelf Registration Statement, a “Registration Statement”) on the appropriate form for an offering to be made as promptly as practicable after the effective date of such Demand Registration Statement covering the resale of all or a portion of the Eligible Securities and no other securities, by delivering a written request therefor to the Company specifying the number of shares of Eligible Securities to be registered (a “Demand Registration”), and the Company shall use its reasonable best efforts to prepare and file such Demand Registration Statement as expeditiously as possible but in any event within thirty (30) days of such request and use its commercially reasonable efforts to cause such Demand Registration Statement, in a form permitting registration of such Eligible Securities for resale by the Elliott Parties in the manner or manners designated by them in such written request (but excluding underwritten offerings or similar transactions), to become effective in respect of each Demand Registration; provided, that (A) no more than an aggregate of two (2) Demand Registration requests shall be permitted under this letter agreement and (B) the Company shall be deemed to have satisfied its obligations for a Demand Registration pursuant to this sentence if such Demand Registration Statement is declared effective by the SEC or becomes effective upon filing with the SEC and remains effective until the earlier of the date when all Eligible Securities thereunder have been sold and ninety (90) days from the effective date of such Demand Registration Statement. The Company shall not be required to maintain in effect more than one registration at any one time pursuant to this letter agreement.

(b)           The obligations of the Company to effect or maintain any registration pursuant to paragraph 1 of this letter agreement will be subject to the following additional conditions: (a) the Elliott Parties shall furnish to the Company such information with respect to the Elliott Parties, the Eligible Securities or the distribution of such Eligible Securities as the Company may from time to time reasonably request in writing, to the extent the Company reasonably determines is required by the Securities Act or under any state securities or “blue sky” laws or requested by the SEC (including, for the avoidance of doubt, with respect to any registration statement, amendment thereto, prospectus, post-effective amendment or response to comments from the staff of the SEC) and shall promptly notify the Company of any changes in such information; and (b) the Elliott Parties shall not use any Free Writing Prospectus in connection with the sale of the Eligible Securities without the prior written consent of the Company.

(c)           In connection with the Company’s obligations pursuant to paragraph (a) above and paragraph 3, subject to the terms of this letter agreement (including paragraph 4(a)), until the earliest of (i) the first date when all Eligible Securities covered by the Shelf Registration Statement have been sold, (ii) the first date on which there are no longer any Eligible Securities and (iii) the End Date, the Company shall, subject to the limitations set forth in this letter agreement, use its reasonable best efforts to:

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i.            prepare and file the required Registration Statement or any amendment or supplement required for a Shelf Take-Down, including all exhibits and financial statements required under the Securities Act to be filed therewith, and before filing with the SEC the Registration Statement or prospectus, or any amendments or supplements thereto, (A) furnish to the Elliott Parties copies of the Registration Statement or any such prospectus or amendment or supplement thereto, prepared to be filed, which shall be subject to the review and reasonable comment of the Elliott Parties and their counsel, and provide the Elliott Parties and their counsel reasonable time to review and comment thereon, and (B) not file with the SEC the Registration Statement or any prospectus or amendments or supplements thereto to which the Elliott Parties shall reasonably object (it being understood, for the avoidance of doubt, that the foregoing obligations shall not apply to any filings or documents incorporated by reference into any Registration Statement or prospectus, or any amendment or supplement thereto);

ii.           promptly notify the Elliott Parties and, if requested, provide copies of the relevant documents, of any comments (written or oral) by the SEC or any request (written or oral) by the SEC or any other governmental authority for amendments or supplements to the Registration Statement or such prospectus (it being understood, for the avoidance of doubt, that the foregoing obligations shall not apply to any filings or documents incorporated by reference into any Registration Statement or prospectus, or any amendment or supplement thereto);

iii.          promptly incorporate in a prospectus supplement or post-effective amendment such information as the Elliott Parties reasonably request to have included therein relating to the plan of distribution with respect to the Eligible Securities;

iv.          upon the reasonable request of an Elliott Party, and provided that the intended use is in accordance with the terms of this letter agreement and all applicable laws, rules and regulations, as well as all applicable stock exchange rules, promptly provide the Company’s consent to the use of any applicable prospectus or any amendment or supplement thereto by the Elliott Parties in connection with the offering and sale of the Eligible Securities covered by such prospectus or any amendment or supplement thereto;

v.           on or prior to the date on which the Registration Statement is declared effective or becomes effective, register or qualify, and cooperate with the Elliott Parties and their counsel in connection with the registration or qualification of, such Eligible Securities for offer and sale under the securities or “blue sky” laws of each state and other jurisdiction of the United States as any Elliott Party or their counsel reasonably request; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject or conform its capitalization or the composition of its assets at the time to the securities or blue sky laws of any such jurisdiction; and

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vi.          take all other customary steps reasonably necessary or advisable to effect the registration of the Eligible Securities contemplated hereby on a resale Registration Statement.

2.             Certain Notifications by the Company. Until the earliest of (i) the first date when all Eligible Securities covered by the Shelf Registration Statement have been sold, (ii) the first date on which there are no longer any Eligible Securities and (iii) the End Date, the Company shall, subject to the limitations set forth in this letter agreement, notify the Elliott Parties as soon as reasonably practicable and to the extent permitted by applicable law:

(a)           when a prospectus, any prospectus supplement or issuer Free Writing Prospectus or post-effective amendment is proposed by the Company to be filed in respect of a Registration Statement filed pursuant to this letter agreement, and with respect to any post-effective amendment to the Registration Statement, when the same has become effective;

(b)           of the receipt by the Company of any notification with respect to the suspension of qualification or exemption from qualification of any of the Eligible Securities for sale in any jurisdiction, or the initiation of any proceeding for such purpose;

(c)           of the issuance by the SEC, any state securities commission, any other governmental agency or any court of any stop order, order or injunction suspending or enjoining the use or effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

(d)           if the existence of any fact or the happening of any event makes any statement of material fact made in any Registration Statement filed pursuant to this letter agreement or related prospectus untrue in any material respect, or requires the making of any changes in such Registration Statement or prospectus so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and that, in the case of the prospectus, such prospectus will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that if such fact or event relates to any Blackout, the Company’s obligation pursuant to this paragraph 2(d) shall be limited to notice that such fact exists or such event has happened and the Company shall not be required to provide any description of, or information regarding, such fact or event or the nature or circumstances thereof; and

(e)           of any determination by the Company that a post-effective amendment to a Registration Statement filed pursuant to this letter agreement is required to be filed with the SEC.

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3.             Shelf Take-Downs. If an Elliott Party desires to effect a shelf take-down under and pursuant to the Shelf Registration Statement (a “Shelf Take-Down”), such Elliott Party shall so indicate in a written request delivered to the Company no later than five Business Days prior to the expected date of such Shelf Take-Down, which request shall include (i) the total number of Eligible Securities expected to be offered and sold in such Shelf Take-Down, (ii) the expected plan of distribution of such Shelf Take-Down (which, for the avoidance of doubt, may not be an underwritten offering or equivalent transaction) and (iii) the action or actions reasonably required (including the timing thereof) in connection with such Shelf Take-Down, and, to the extent necessary to effect such Shelf Take-Down (and other than during a Blackout Period), the Company shall use its commercially reasonable efforts to file and effect an amendment or supplement to the Shelf Registration Statement for such purpose as promptly as reasonably practicable and in any event within eight (8) Business Days of the written request therefor.

4.             Blackout Periods/Suspension. (a) Notwithstanding anything to the contrary in this letter agreement, if at any time the Company reasonably determines (upon the advice of outside counsel) that the filing or amendment of any Registration Statement or any supplement or offering or sale of Eligible Securities pursuant thereto (or any disclosures required to be made in connection therewith) should be suspended due to material non-public information or other legal considerations (including any Scheduled Blackout) (a “Blackout”), the Company shall not be required, for the shortest period reasonably practicable (a “Blackout Period”), to effect or maintain any registration of Eligible Securities or make any filings or disclosures in furtherance thereof. Except in the case of Scheduled Blackouts, the Company shall, upon such determination, notify the Elliott Parties as promptly as practicable of such determination, and the Elliott Parties shall, upon receipt of notice of such Blackout from the Company (or, in the case of Scheduled Blackouts, during such Scheduled Blackouts), suspend sales of Eligible Securities pursuant to such Registration Statement or using any prospectus or supplement thereto until the termination of the Blackout Period. Upon receiving notice of a Blackout, the Elliott Parties shall maintain the confidentiality of the existence (and circumstances, to the extent known) of the Blackout and shall not trade on the basis thereof. Except in the case of Scheduled Blackouts, the Company shall inform the Elliott Parties of the termination of a Blackout Period as promptly as practicable after such termination.  The date referenced in clause (A) of the definition of “End Date” shall be increased by the length of time of the aggregate duration of any Blackout Periods which occur prior to the End Date. The Company shall not impose, in any 365-day period, Blackout Periods lasting, in the aggregate, in excess of 90 calendar days (provided, that Scheduled Blackouts shall not be counted for purposes of such 90-calendar day limitation).

(b)           Upon receipt of notification of any event contemplated by paragraph 2 hereof, the Elliott Parties shall refrain from selling any Eligible Securities pursuant to any Registration Statement or using a prospectus or any supplement thereto (a “Suspension”) until the Elliott Parties have received copies of a supplemented or amended prospectus prepared and filed by the Company, or until the Elliott Parties are advised in writing by the Company that the current prospectus or supplement thereto may be used. In the event of any Suspension, subject to paragraph 4(a) of this letter agreement, the Company shall use its commercially reasonable efforts to cause the availability for use of the Shelf Registration Statement (or any then-applicable Demand Registration Statement) and the prospectus to be resumed as promptly as practicable after delivery of the notification contemplated by paragraph 2 hereof. The date referenced in clause (A) of the definition of “End Date” shall be increased by the length of time of such Suspension.

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(c)           In the event of any Blackout Period or Suspension, the Company may impose, and, if applicable, the Elliott Parties shall comply with, stop transfer instructions with respect to the sale or transfer of Eligible Securities by the Elliott Parties until the end of the applicable Blackout Period or Suspension.

5.             No Other Registration Rights. Notwithstanding anything to the contrary in this letter agreement, the Elliott Parties shall not have any demand registration rights, except to the extent expressly contemplated by paragraph 1 hereof, or any piggyback registration rights.

6.             Coordination Among Elliott Parties. The Elliott Parties agree that they shall coordinate appropriately among themselves and shall not give conflicting instructions to the Company or its counsel. In the event of any conflicting instructions, the Company may decide in its discretion which instruction to disregard.

7.             Expenses. The Company shall bear all Registration Expenses incurred in connection with any registration pursuant to this letter agreement. The Company shall not bear any Selling Shareholder Expenses, which such expenses shall be borne by the Elliott Parties. Elliott shall promptly reimburse the Company for any Selling Shareholder Expenses incurred by the Company upon notice (and in any event within five (5) Business days of such notice). Notwithstanding anything to the contrary in this letter agreement, the Company shall not be obligated to effect the registration of any Eligible Securities pursuant to this letter agreement unless Elliott shall have paid all SEC filing fees associated with such registration to the Company in advance of any such fees being due or payable.

8.             Indemnification. (a) The Company will, and hereby does, indemnify and hold harmless each Elliott Party and its directors, partners, officers, agents, advisors and employees, against any and all losses, claims, damages, expenses or liabilities, joint or several, actions or proceedings (whether commenced or threatened, and whether or not such indemnified party is a party thereto) (each a “Loss” and collectively, “Losses”) to which each such indemnified party may become subject under the Securities Act or otherwise, to the extent that such Losses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement filed hereunder under which Eligible Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, any issuer Free Writing Prospectus or any “issuer information” (as defined in Rule 433 of the Act) filed or required to be filed pursuant to Rule 433(d) under the Act, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a preliminary prospectus, final prospectus or summary prospectus, in light of the circumstances in which they were made) not misleading; provided, however, that the Company shall not be liable in any such case to the extent that any such Loss arises out of or is based upon (i) any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, issuer Free Writing Prospectus, “issuer information” (as defined in Rule 433 of the Act), amendment or supplement in reliance upon and in conformity with information furnished in writing by or on behalf of an Elliott Party specifically for inclusion therein, or made in any Free Writing Prospectus or supplement used by or on behalf of an Elliott Party without the Company’s prior written consent, or (ii) any failure of an Elliott Party to comply with paragraphs 1(b), 4(a) or 4(b) or to use a supplemented or amended prospectus contemplated thereby.

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(b)           Each Elliott Party (severally and not jointly) will, and hereby does, indemnify and hold harmless the Company, its directors, officers, agents, advisors and employees, against any and all Losses to which each such indemnified party may become subject under the Securities Act or otherwise to the extent such Losses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement filed hereunder under which Eligible Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, any Free Writing Prospectus or any “issuer information” (as defined in Rule 433 of the Act) filed or required to be filed pursuant to Rule 433(d) under the Act, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a preliminary prospectus, final prospectus or summary prospectus, in light of the circumstances in which they were made) not misleading, but only to the extent that such statement or omission was made in reliance upon and, in conformity with, information furnished in writing by or on behalf of such Elliott Party specifically for inclusion therein, or was made in any Free Writing Prospectus or supplement used by or on behalf of an Elliott Party without the Company’s prior written consent, or (ii) any failure of an Elliott Party to comply with paragraphs 1(b), 4(a) or 4(b) or to use a supplemented or amended prospectus contemplated thereby.

(c)           Promptly after receipt by any indemnified party hereunder of notice of the commencement of any action or proceeding involving a claim referred to in paragraphs (a) or (b) of this paragraph 8, the indemnified party will notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party under paragraphs (a) or (b) of this paragraph 8 (except to the extent that is has been prejudiced by such failure). In case any such action, suit, claim or proceeding is brought against any indemnified party, the indemnifying party shall be entitled to participate therein and, to the extent it may elect by written notice delivered to the indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with an actual conflict of interests or (ii) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such suit, action, claim or proceeding (it being agreed that in either such case, the reasonable fees and expenses of one counsel (plus local counsel as reasonably required) for all indemnified parties selected by a majority in interest of the indemnified parties shall be borne by the indemnifying party). Anything in this paragraph to the contrary notwithstanding, an indemnifying party shall not be liable for the settlement of any action, suit, claim or proceeding effected without its prior written consent. No indemnifying party shall, without the written consent of the relevant indemnified party, effect any settlement of any pending or threatened action, suit, claim or proceeding in respect of which such indemnified party is a party and indemnity has been sought hereunder by such indemnified party, unless such settlement (x) includes an unconditional release of such indemnified party from all liability on claims that are or could have been the subject matter of such claim, action, suit or proceeding, (y) does not include an admission of fault by or on behalf of such indemnified party and (z) involves solely the payment of monetary damages. Such indemnification shall remain in full force and effect irrespective of any investigation made by or on behalf of an indemnified party.

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(d)           If for any reason the indemnity under this paragraph 8 is unavailable or is insufficient to hold harmless any indemnified party under paragraphs (a) or (b) of this paragraph 8, then the indemnifying parties shall contribute to the amount paid or payable to the indemnified party as a result of any loss, claim, expense, damage or liability (or actions or proceedings, whether commenced or threatened, in respect thereof), and legal or other expenses reasonably incurred by the indemnified party in connection with investigating or defending any such loss, claim, expense, damage, liability, action or proceeding, in such proportion as is appropriate to reflect the relative fault and relative benefits of the indemnifying party on the one hand and the indemnified party on the other and other relevant equitable considerations.

9.             Defined Terms. The following terms have the following meanings when used herein:

(a)           “Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated under the Exchange Act and shall include Persons who become Affiliates of any Person subsequent to the date of this letter agreement.

(b)           “Blackout” is defined in paragraph 4(a) of this letter agreement.

(c)           “Blackout Period” is defined in paragraph 4(a) of this letter agreement.

(d)           “Business Day” means any day on which the New York Stock Exchange or such other principal exchange on which the Common Shares are listed is open for trading.

(e)           “Common Shares” means the shares of Company’s common stock, par value $1.00 per share.

(f)            “Company” is defined in the preamble of this letter agreement.

(g)           “Demand Registration” is defined in paragraph 1 of this letter agreement.

(h)           “Demand Registration Statement” is defined in paragraph 1 of this letter agreement.

(i)           “EICA” is defined in the preamble of this letter agreement.

(j)            “Eligible Securities” means Common Shares held by the Elliott Parties on the date of this letter agreement; provided, that any such Common Shares shall cease to be Eligible Securities upon the earliest of (A) the first date when a registration statement with respect to the sale of such security shall have become effective under the Securities Act and such security shall have been disposed of in accordance with such registration statement, (B) the first date when such security shall have been transferred or otherwise disposed of to any Person other than a Permitted Transferee, (C) the first date when such security is no longer outstanding. Notwithstanding anything to the contrary in this letter agreement and (D) the first date when such security is eligible for sale pursuant to Rule 144 under the Securities Act without volume limitations thereunder. Notwithstanding anything to the contrary in this letter agreement, all securities shall forever cease to be Eligible Securities, and the Company’s obligations hereunder shall cease, on the End Date.

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(k)           “Elliott” is defined in the preamble of this letter agreement.

(l)            “Elliott Associates” is defined in the preamble of this letter agreement.

(m)           “Elliott International” is defined in the preamble of this letter agreement.

(n)           “Elliott Party” is defined in the preamble of this letter agreement.

(o)           “End Date” means the date that is the later of (i) the earlier of: (A) December 19, 2019, as extended if applicable pursuant to paragraph 4(a) or 4(b), and (B) the first date when the Elliott Parties beneficially own in the aggregate less than 10% of the outstanding Common Shares, and (ii) six months following such time as a partner, member or employee of Elliott ceases to serve as a member of the board of directors of the Company.

(p)           “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the relevant time.

(q)           “FINRA” means the Financial Industry Regulatory Authority, Inc.

(r)            “Free Writing Prospectus” means “free writing prospectus” as defined Rule 405 promulgated by the SEC under the Securities Act.

(s)           “Party” is defined in the preamble of this letter agreement.

(t)            “Permitted Transferee” means any Affiliate of an Elliott Party.

(u)           “Person” shall be interpreted broadly to include, among others, any individual, general or limited partnership, corporation, limited liability or unlimited liability company, joint venture, estate, trust, group, association or other entity of any kind or structure.

(v)           “Registration Expenses” means the expenses incurred in connection with the Company’s performance of or compliance with the registration requirements set forth in this letter agreement, including: (A) the fees, disbursements and expenses of the Company’s counsel, independent certified public accountants, experts and other persons retained by the Company in connection with the registration of Eligible Securities to be disposed of under the Securities Act, (B) internal expenses of the Company (including all salaries and expenses of employees of the Company performing legal or accounting duties), and (C) filing fees (other than SEC filing fees) and expenses incurred by the Company in connection with the registration of Eligible Securities; provided, however, that Registration Expenses shall not include any Selling Shareholder Expenses.

(w)           “Registration Statement” is defined in paragraph 1 of this letter agreement.

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(x)           “Scheduled Blackout” means, with respect to each fiscal quarter of the Company, the period beginning on (and including) the tenth calendar day prior to the end of such fiscal quarter and ending on the commencement of trading on the New York Stock Exchange on the second Business Day following the date of the public release of the Company’s quarterly earnings results.

(y)           “SEC” is defined in paragraph 1 of this letter agreement.

(z)           “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the relevant time.

(aa)         “Selling Shareholder Expenses” mean the expenses of the Elliott Parties incurred in connection with the matters contemplated by this letter agreement, including: (A) any underwriting discounts or commissions, (B) broker or dealer commissions, (C) any fees and expenses of brokers or counsel to an Elliott Party, (D) any internal Elliott Party expenses, (E) SEC filing fees and (F) transfer taxes applicable to Eligible Securities.

(bb)         “Settlement Agreement” is defined in the preamble of this letter agreement.

(cc)         “Shelf Registration Statement” is defined in paragraph 1 of this letter agreement.

(dd)         “Shelf Take-Down” is defined in paragraph 3 of this letter agreement.

(ee)         “Suspension” is defined in paragraph 4(b) of this letter agreement.

10.           Affiliates. Each of the Elliott Parties agrees that it will cause its Affiliates, including Elliott Management Corporation, and their respective employees and other representatives, to comply with the terms of this letter agreement.

11.           Governing Law and Disputes. This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without reference to the conflict of laws principles thereof that would result in the application of the laws of another jurisdiction. Each of the Parties hereto irrevocably agrees that any legal action or proceeding with respect to this letter agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this letter agreement and the rights and obligations arising hereunder brought by the other Party hereto or its successors or assigns, shall be brought and determined exclusively in either (a) the United States District Court for the Southern District of New York, to the extent that such court has subject matter jurisdiction, or (b) the Commercial Division of the Supreme Court of the State of New York in the County of New York (or if such court lacks subject matter jurisdiction, in the courts of the State of New York in the County of New York) and, in each case, any appellate court therefrom. Each of the Parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this letter agreement in any court other than the aforesaid courts. Each of the Parties hereto hereby irrevocably waives, and agrees not to assert in any action or proceeding with respect to this letter agreement, (i) any claim that it is not personally subject to the jurisdiction of the abovenamed courts for any reason, (ii) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) to the fullest extent permitted by applicable legal requirements, any claim that (A) the suit, action or proceeding in such court is brought in an inconvenient forum, (B) the venue of such suit, action or proceeding is improper or (C) this letter agreement, or the subject matter hereof, may not be enforced in or by such courts. THE PARTIES EXPRESSLY WAIVE AND FOREGO ANY RIGHT TO TRIAL BY JURY.

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12.           Entire Agreement. This letter agreement, together with the Settlement Agreement, constitutes the entire agreement and understanding among the parties and supersedes any prior understandings and/or written or oral agreements among them respecting the subject matter herein.

13.           Amendment; Waiver. This letter agreement may not be changed, modified, discharged or amended, except by an instrument signed by all of the Parties hereto. Waiver by a Party of any default by another Party of any provision of this letter agreement must be in writing and shall not be deemed a waiver by the waiving Party of any subsequent or other default, nor shall it prejudice the rights of the other Party. No failure or delay by a Party in exercising any right, power or privilege under this letter agreement shall operate as a waiver thereof, nor shall a single or partial exercise thereof prejudice any other or further exercise thereof or the exercise of any other right, power or privilege.

14.           Assignment; Successors and Assigns. Except as set forth in the next sentence, this letter agreement and the rights granted hereunder may not be assigned by either Party without the prior written consent of the other Party, which may be granted or withheld by such Party in its sole and absolute discretion; provided that each Elliott Party will be permitted to assign its rights under this letter agreement to any Permitted Transferee who acquires Eligible Securities from such Elliott Party prior to the End Date, so long as the Elliott Party provides to the Company at least five (5) Business Days’ advance written notice of the transfer and stating the name and address of each such Permitted Transferee and the number of securities to be transferred to such Permitted Transferee, and the Permitted Transferee executes and delivers to the Company an instrument, in form and substance acceptable to the Company, agreeing to be bound by the terms of this letter agreement as if it were an original party hereto; provided, further, that any such Permitted Transferee who thereafter ceases to be an Affiliate of an Elliott Party shall cease to constitute a Permitted Transferee and the Company’s obligations thereto under this letter agreement shall terminate. This letter agreement shall inure to the benefit of and be binding upon all of the parties hereto and their respective successors and permitted assigns.

15.           Notices. Unless otherwise specified herein, any notices, consents, determinations, waivers or other communications required or permitted to be given under the terms of this letter agreement must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally, (b) upon receipt, when sent by facsimile or email (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party), or (c) one Business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the Party to receive the same. The addresses, facsimile numbers and email addresses for such communications shall be:

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If to the Company:

Arconic Inc.
390 Park Avenue
New York, New York 10022
Facsimile No: (212) 437-9876
Attention: Chief Legal Officer
Email: Kate.Ramundo@arconic.com

If to the Elliott Parties:

Elliott Associates, L.P.
Elliott International, L.P.
40 West 57th Street
New York, New York 10019
Facsimile No: (212) 478-2401
Attention: Dave Miller
                 Austin Camporin
Email: dMiller@elliottmgmt.com
            aCamporin@elliottmgmt.com

16.           Specific Performance. Each Party hereby acknowledges in the event of a breach of this letter agreement by such Party, damages would not be an adequate remedy. Accordingly, each Party hereby agrees that, to the extent permitted by law, and in addition to any other remedy that may be available at law or in equity, the other Parties shall be entitled to seek specific performance and injunctive and other equitable relief.

17.           Captions and Headings. The captions or headings in this letter agreement are for convenience and reference only, and in no way define, describe, extend or limit the scope or intent of this letter agreement.

18.           Severability. If any clause, provision or section of this letter agreement shall be invalid or unenforceable, the invalidity or unenforceability of such clause, provision or section shall not affect the enforceability or validity of any of the remaining clauses, provisions or sections hereof to the extent permitted by applicable law.

19.           Counterparts. This letter agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature page follows]

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Please confirm your agreement with the foregoing by signing and returning this agreement to the undersigned, whereupon this letter agreement shall become a binding agreement between the Elliott Parties and the Company.

Very truly yours,

ARCONIC INC.

By:	/s/ Ken Giacobbe
	Name:	Ken Giacobbe
	Title:	Executive Vice President and
Chief Financial Officer

Accepted and agreed as of the date first written above:

ELLIOTT ASSOCIATES, L.P.

By:	Elliott Capital Advisors, L.P., as general partner

By:	Braxton Associates, Inc., as general partner

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

ELLIOTT INTERNATIONAL, L.P.

By:	Elliott International Capital Advisors Inc., as attorney-in-fact

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

ELLIOTT INTERNATIONAL CAPITAL ADVISORS INC.

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President